Exhibit 99.1
SYSTEMS CONSULTING ASSOCIATES, INC.
Consolidated Financial Statements
December 31, 2006
Table of Contents

Page
Number

Independent Auditors’ Report	1

Financial Statements:

Consolidated Balance Sheets — December 31, 2006 and 2005	2

Consolidated Statements of Income and Retained Earnings — Years Ended December 31, 2006 and 2005	3

Consolidated Statements of Cash Flows — Years Ended December 31, 2006 and 2005	4

Notes to Financial Statements	5 — 9

INDEPENDENT AUDITORS’ REPORT
To the Stockholders
Systems Consulting Associates, Inc.
Eddystone, Pennsylvania
We have audited the accompanying consolidated balance sheets of Systems Consulting Associates, Inc. and subsidiary as of December 31, 2006 and 2005, and the related statements of income and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. The standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Atiam Systems Consulting Associates, Inc. as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

November 8, 2007	Beucler, Kelly & Irwin, Ltd.

1

SYSTEMS CONSULTING ASSOCIATES, INC.
Consolidated Balance Sheets
December 31, 2006 and 2005

	2006	2005

Assets

Current Assets
Cash and cash equivalents	$60,404	$158,738
Accounts receivable, net of allowance for doubtful accounts of $15,000 in 2006 and 2005	243,750	118,766
Prepaid expenses	8,589	8,362

Total Current Assets	312,743	285,866

Property and Equipment
Furniture and fixtures	28,178	25,846
Office equipment	105,851	101,347

	134,029	127,193
Accumulated depreciation	(59,624)	(54,812)

Net Property and Equipment	74,405	72,381

Capitalized and Purchased Software, net of accumulated amortization of $1,261,644 and $786,818 in 2006 and 2005, respectively	687,831	1,410,903

Total Assets	$1,074,979	$1,769,150

Liabilities and Stockholders’ Equity

Current Liabilities
Accounts payable	$0	$102,750
Accrued expenses	0	10,855
Advances from shareholders	2,500	21,500
Line of credit	75,999	0
Note payable	0	250,000
Deferred revenue	60,000	60,000

Total Current Liabilities	138,499	445,105

Long-Term Liabilities
Deferred tax liability	202,904	297,259

Total Liabilities	341,403	742,364

Minority Interest	374,044	528,768

Stockholders’ Equity
Common stock $1 par value, 500 shares authorized, issued and outstanding in 2006 and 2005	500	500
Retained earnings	359,032	497,518

Total Stockholders’ Equity	359,532	498,018

Total Liabilities and Stockholders’ Equity	$1,074,979	$1,769,150

See Accompanying Notes.

2

SYSTEMS CONSULTING ASSOCIATES, INC.
Consolidated Statements of Income and Retained Earnings
Year Ended December 31, 2006 and 2005

	2006	2005

Net Sales	$2,748,425	$2,632,538

Expenses
Advertising and marketing	21,393	42,329
Amortization and depreciation	662,163	530,850
Bad debt expense	2,985	2,790
Computer processing fees	164,581	113,148
Contributions	532	1,660
Dues and subscriptions	2,755	11,987
Employee benefits	68,890	68,251
Insurance	28,678	26,346
Miscellaneous expenses	4,734	3,292
Office expense	9,862	8,174
Outside consultants	444,928	345,858
Professional fees	59,094	47,349
Rent expense	89,138	70,985
Repairs and maintenance	450	0
Salaries and wages	1,268,997	1,271,752
Seminars and training	3,500	885
Software licenses	74,024	11,217
Taxes — other	400	0
Taxes — payroll	96,756	115,905
Telephone	30,106	25,193
Travel and entertainment	67,387	124,190
Utilities	7,753	7,494

Total Expenses	3,109,106	2,829,655

Loss from Operations	(360,681)	(197,117)

Other Income (Expense)
Interest income	6,563	8,898
Interest expense	(33,287)	(83,395)
Other income	0	1,741
Minority interest	154,724	107,203

Total Other Income (Expense)	128,000	34,447

Net Loss Before Income Taxes	(232,681)	(162,670)

Income Tax Benefit	(94,195)	(87,790)

Net Loss	(138,486)	(74,880)

Retained Earnings, Beginning	497,518	572,398

Retained Earnings, Ending	$359,032	$497,518

See Accompanying Notes.

3

SYSTEMS CONSULTING ASSOCIATES, INC.
Consolidated Statements of Cash Flows
Years Ended December 31, 2006 and 2005

	2006	2005
Cash Flows from Operating Activities:
Net loss	$(138,486)	$(74,880)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortization and depreciation	662,163	530,850
Amortization of loan origination costs	0	30,625
Bad debt expense	2,985	2,790
Minority interest in net income	(154,724)	(107,203)
Change in operating assets and liabilities:
Accounts receivable	(127,969)	401,618
Prepaid expenses	(228)	(8,125)
Accounts payable	0	(54,520)
Accrued expenses	(10,855)	(46,635)
Advances from shareholders	(19,000)	(15,700)
Deferred revenue	0	60,000
Deferred tax liability	(94,355)	(87,790)

Net Cash Provided by Operating Activities	119,531	631,030

Cash Flows from Investing Activities:
Purchases of property and equipment	(25,194)	(45,564)
Purchases of software	(18,670)	(442,239)

Net Cash Used by Investing Activities	(43,864)	(487,803)

Cash Flows from Financing Activities:
Repayments on line of credit	(299,100)	(100,000)
Proceeds from line of credit	375,099	0
Repayments of note payable	(250,000)	(250,000)

Net Cash Used by Financing Activities	(174,001)	(350,000)

Net Decrease in Cash and Cash Equivalents	(98,334)	(206,773)

Cash and Cash Equivalents, Beginning	158,738	365,511

Cash and Cash Equivalents, Ending	$60,404	$158,738

Schedule of Interest and Income Taxes Paid
Interest	$33,287	$83,395

Income taxes	$0	$0

See Accompanying Notes.

4

SYSTEMS CONSULTING ASSOCIATES, INC.
Notes to Financial Statements
December 31, 2006
Note 1 — Organization
Systems Consulting Associates, Inc. (Systems) was incorporated on December 29, 1986. The Company specializes in providing software leasing and computer systems design and implementation services to banks, insurance companies and other large financial organizations through their sixty percent interest in Atiam Technologies, L.P. (Atiam).
Note 2 — Summary of Significant Accounting Policies
Basis of Presentation and Principles of Consolidation
The consolidated financial statements include the accounts of Systems and Atiam (the Company). All material inter-company transactions have been eliminated in consolidation. The forty percent interest of Atiam not owned by Systems is reflected in the accompanying financial statements as minority interest.
Cash and Cash Equivalents
For the purposes of the statement of cash flows, the Company considers all highly liquid investments with an original maturity date of three months or less to be cash or cash equivalents.
Capitalized and Purchased Software
The Company capitalizes software development costs in accordance with Statement of Financial Accounting Standards (SFAS) No. 86, Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed. The Company capitalizes software development costs subsequent to the establishment of technological feasibility and until the product is available for general release. Both prior and subsequent costs relating to the establishment of technological feasibility are expensed as incurred. Development costs associated with product enhancements that extend the original product’s life or significantly improve the original product’s marketability are also capitalized once technological feasibility has been established. Software development costs are amortized on a straight-line basis over the estimated useful lives of the products not to exceed three years, beginning with the initial release to customers. The Company continually evaluates whether events or circumstances have occurred that indicate the remaining useful life of the capitalized software development costs should be revised or the remaining balance of such assets may not be recoverable. The Company evaluates the recoverability of capitalized software based on the net realizable value of its software products, as defined by the estimated future revenue from the products less the estimated future costs of completing and disposing of the products, compared to the unamortized capitalized costs of the products. As of December 31, 2006, management believes no revisions to the remaining useful life or additional write-downs of capitalized software development costs are required because the net realizable value of its software products exceeds the unamortized capitalized costs. Management’s estimates about future revenue and costs associated with its software products are subject to risks and uncertainties related to, among other things, market and industry conditions, technological changes, and regulatory factors. A change in estimates could result in an impairment charge related to capitalized software costs.

5

SYSTEMS CONSULTING ASSOCIATES, INC.
Notes to Financial Statements
December 31, 2006
Note 2 — Summary of Significant Accounting Policies, Continued
Property and Equipment
Purchased property and equipment are stated at cost. Contributed property and equipment are recorded at historical cost less accumulated depreciation. Depreciation is provided by straight line and accelerated methods over their respective estimated lives of five to seven years.
Allowance for Doubtful Accounts
The Company uses the reserve method in accounting for bad debts.
Revenue Recognition
The Company recognizes revenues in accordance with AICPA Statement of Position (SOP) 97-2, Software Revenue Recognition, as amended by SOP 98-9 (Modification of SOP 97-2, Software Revenue Recognition, With Respect to Certain Transactions). Revenue from software license agreements is recognized when persuasive evidence of an agreement exists, delivery of the software has occurred, the fee is fixed or determinable, and collectibility is probable. The Company considers fees relating to arrangements with payment terms extending beyond one year to not be fixed or determinable and revenue for these arrangements is recognized as payments become due from the customer. In software arrangements that include more than one element, the Company allocates the total arrangement fee among the elements based on the relative fair value of each of the elements.
License revenue allocated to software products generally is recognized upon delivery of the products or deferred and recognized in future periods to the extent that an arrangement includes one or more elements to be delivered at a future date and for which fair values have not been established. Revenue allocated to maintenance agreements is recognized ratably over the maintenance term and revenue allocated to training and other service elements is recognized as the services are performed.
Income Taxes
Deferred tax assets and liabilities, are reflected at currently enacted income tax rates applicable to the period in which the temporary differences or tax carryovers are expected to be realized or settled. Temporary differences in the basis of assets and liabilities for financial statement and income tax reporting arise from depreciation, amortization, patent costs and the allowance for doubtful accounts. A valuation allowance against deferred assets is provided when deemed necessary. Provision has been made for income taxes due on taxable income and for the deferred taxes on the temporary differences and tax carryovers.
Advertising Costs
Advertising costs are expensed as incurred.

6

SYSTEMS CONSULTING ASSOCIATES, INC.
Notes to Financial Statements
December 31, 2006
Note 2 — Summary of Significant Accounting Policies, Continued
Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Note 3 — Capitalized and Purchased Software
A summary of capitalized software costs at December 31, 2006 and 2005 is as follows:

	2006	2005

Purchased software	$161,736	$384,517
Capitalized development costs	1,787,739	1,787,739

	1,949,475	2,172,256
Accumulated amortization	(1,261,644)	(761,353)

Capitalized and purchased software (Net)	$687,831	$1,410,903

Amortization expense of capitalized and purchased software costs was $638,993 and $510,637 for the years ended December 31, 2006 and 2005, respectively.
Note 4 — Line of Credit
The Company has available a line of credit of $500,000 from First Keystone Federal Savings Bank, which expires on April 25, 2007. The line of credit bears interest at prime plus one percent which was 9.25% and 8.25% at December 31, 2006 and 2005, respectively. The line of credit is secured by the accounts receivable and substantially all other assets and rights of the Company. The amount outstanding was $75,999 and $0 at December 31, 2006 and 2005, respectively.
Note 5 — Retirement Plan
The Company has a 401(k) retirement plan covering substantially all employees. There were no employer matching contributions as of December 31, 2006 and 2005.

7

SYSTEMS CONSULTING ASSOCIATES, INC.
Notes to Financial Statements
December 31, 2006
Note 6 — Operating Leases
The Company conducts its operations from an office located in Eddystone, Pennsylvania, leased from Premier Realty. The three-year lease ended on April 30, 2005, but was extended through April 30, 2007 with required monthly payments of $4,080. In addition, the Company is responsible for certain pro-rata expenses in excess of a base amount. Rent expense was $48,610 and $41,544 for the years ended December 31, 2006 and 2005, respectively.
In addition, the Company leases multiple servers and office equipment. The monthly lease payments range from $158 to $817 and expire at various dates through December, 2009. Equipment rental amounted to $40,528 and $29,441 for the years ended December 31, 2006 and 2005, respectively.
The following is a schedule by year of future minimum rental payments required on lease agreements with terms in excess of one year.

Year Ended December 31,

2007	$72,795
2008	45,136
2009	28,691

$146,622

Note 7 — Income Taxes
The components of income tax expense (benefit) are as follows:

	2006	2005

Current Income Tax Expense
Federal	$0	$0
State	160	0

	160	0

Deferred Income Tax Benefit
Federal	(70,955)	(66,202)
State	(23,400)	(21,588)

	(94,355)	(87,790)

Income Tax Benefit	(94,195)	(87,790)

8

SYSTEMS CONSULTING ASSOCIATES, INC.
Notes to Financial Statements
December 31, 2006
Note 7 — Income Taxes, Continued
Deferred income tax assets (liabilities) consist of the following:

	2006	2005

	$86	$25,169
Net operating loss	(63,021)	(28,216)
Accounts receivable	3,653	3,653
Allowance for doubtful accounts	194	(14,936)
Depreciation differences	(184,058)	(330,508)
Capitalized and purchased software	27,677	32,290
Goodwill	(2,058)	(1,979)
Prepaid expenses	14,623	17,268
Current liabilities

Deferred Income Tax Asset (Liability)	($202,904)	($297,259)

The Company has a federal net operating loss carryforward of approximately $254, expiring in 2024.
Note 8 — Concentrations
The Company invests excess cash in money market accounts, which are not FDIC insured. The Company has not experienced any losses in these accounts and believes it is not exposed to significant credit risk on such deposits.
Three customers accounted for approximately 75%, and two customers accounted for approximately 83% of total sales for the years ended December 31, 2006 and 2005, respectively. In addition, three customers accounted for approximately 89% and 92% of total accounts receivable as of December 31, 2006 and 2005, respectively.
Note 9 — Subsequent Event
The Company entered into a plan of merger agreement dated September 21, 2007. On October 1, 2007, the merger agreement closed and the Company was liquidated.
The Company has entered into an agreement to lease five thousand five hundred twenty-four square fee of office space for a sixty-four month period. The annual rent will be $18.50 per square foot in year one and will increase $.50 per square foot annually. In addition, the Company is responsible for their pro-rata share of certain common area expenses.

9

SYSTEMS CONSULTING ASSOCIATES, INC.
     Table of Contents

Page
Number

Accountants’ Report	1

Financial Statements:

Consolidated Balance Sheet — September 30, 2007	2

Consolidated Statement of Income and Retained Earnings — Nine Months Ended September 30, 2007	3

Consolidated Statement of Cash Flows — Nine Months Ended September 30, 2007	4

Notes to Financial Statements	5 — 10

To the Stockholders
Systems Consulting Associates, Inc.
Eddystone, Pennsylvania
We have reviewed the accompanying consolidated balance sheet of Systems Consulting Associates, Inc. and subsidiary as of September 30, 2007, and the related consolidated statements of income and retained earnings and cash flows for the nine months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information in these financial statements is the representation of the management of Systems Consulting Associates, Inc.
A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.
Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.
As discussed in Note 8 to the financial statements, certain errors resulting in an understatement of previously reported deferred revenue as of September 30, 2007, were discovered by management of the Company subsequent to the issuance of our report on these financial statements dated October 23, 2007. Accordingly, the accompanying September 30, 2007 financial statements have been restated to correct the error.

November 9, 2007	Beucler, Kelly & Irwin, Ltd.

SYSTEMS CONSULTING ASSOCIATES, INC.
Consolidated Balance Sheet
September 30, 2007

Assets
Current Assets
Cash and cash equivalents	$608,534
Accounts receivable, net of allowance for doubtful accounts of $15,000	643,017
Prepaid expenses	15,103

Total Current Assets	1,266,654

Property and Equipment
Furniture and fixtures	91,100
Office equipment	160,765

251,865
Accumulated depreciation	(84,861)

Net Property and Equipment	167,004

Capitalized and Purchased Software, net of accumulated amortization of $1,670,612	359,601

Total Assets	$1,793,259

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable	$34,278
Accrued expenses	104,123
Income tax payable	146,512
Deferred revenue	295,000

Total Current Liabilities	579,913

Long-Term Liabilities
Deferred tax liability	158,058

Total Liabilities	737,971

Minority Interest	542,800

Stockholders’ Equity
Common stock $1 par value, 500 shares authorized, issued and outstanding	500
Retained earnings	511,988

Total Stockholders’ Equity	512,488

Total Liabilities and Stockholders’ Equity	$1,793,259

See Accompanying Notes.

SYSTEMS CONSULTING ASSOCIATES, INC.
Consolidated Statement of Income and Retained Earnings
Nine Months Ended September 30, 2007

Net Sales	$3,089,779

Expenses
Advertising and marketing	12,552
Amortization and depreciation	434,205
Computer processing fees	208,345
Dues and subscriptions	3,919
Employee benefits	59,709
Insurance	23,532
Miscellaneous expenses	3,661
Office expense	17,561
Outside consultants	246,559
Professional fees	186,688
Recruiting	6,724
Rent expense	87,044
Repairs and maintenance	11,654
Salaries and wages	1,157,499
Seminars and training	4,320
Software licenses	21,322
Taxes — other	2,520
Taxes — payroll	95,399
Telephone	28,403
Travel and entertainment	68,929
Utilities	4,366

Total Expenses	2,684,911

Income from Operations	404,868

Other Income (Expense)
Interest income	17,959
Interest expense	(1,118)
Minority interest	(168,756)

Total Other Income (Expense)	(151,915)

Net Income Before Income Taxes	252,953

Income Tax Expense	99,997

Net Income	152,956

Retained Earnings, Beginning	359,032

Retained Earnings, Ending	$511,988

See Accompanying Notes.

SYSTEMS CONSULTING ASSOCIATES, INC.
Consolidated Statement of Cash Flows
Nine Months Ended September 30, 2007

Cash Flows from Operating Activities:
Net income	$152,956
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization and depreciation	434,205
Minority interest in net income	168,756
Change in operating assets and liabilities:
Accounts receivable	(399,267)
Prepaid expenses	(6,514)
Accounts payable	34,278
Accrued expenses	104,123
Income tax payable	146,512
Deferred tax liability	(44,846)
Advances from shareholders	(2,500)
Deferred revenue	235,000

Net Cash Provided by Operating Activities	822,703

Cash Flows from Investing Activities:
Purchases of property and equipment	(117,836)
Purchases of software	(80,738)

Net Cash Used by Investing Activities	(198,574)

Cash Flows from Financing Activities:
Repayments on line of credit	(75,999)

Net Cash Used by Financing Activities	(75,999)

Net Increase in Cash and Cash Equivalents	548,130

Cash and Cash Equivalents, Beginning	60,404

Cash and Cash Equivalents, Ending	$608,534

Schedule of Interest and Income Taxes Paid
Interest	$1,118

Income taxes	$0

See Accompanying Notes.

SYSTEMS CONSULTING ASSOCIATES, INC.
Notes to Financial Statements
September 30, 2007
Note 1 — Organization
Systems Consulting Associates, Inc. (Systems) was incorporated on December 29, 1986. The Company specializes in providing software leasing and computer systems design and implementation services to banks, insurance companies and other large financial organizations through their sixty percent interest in Atiam Technologies, L.P. (Atiam).
Note 2 — Summary of Significant Accounting Policies
Basis of Presentation and Principles of Consolidation
The consolidated financial statements include the accounts of Systems and Atiam (the Company). All material inter-company transactions have been eliminated in consolidation. The forty percent interest of Atiam not owned by Systems is reflected in the accompanying financial statements as minority interest.
Cash and Cash Equivalents
For the purposes of the statement of cash flows, the Company considers all highly liquid investments with an original maturity date of three months or less to be cash or cash equivalents.
Capitalized and Purchased Software
The Company capitalizes software development costs in accordance with Statement of Financial Accounting Standards (SFAS) No. 86, Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed. The Company capitalizes software development costs subsequent to the establishment of technological feasibility and until the product is available for general release. Both prior and subsequent costs relating to the establishment of technological feasibility are expensed as incurred. Development costs associated with product enhancements that extend the original product’s life or significantly improve the original product’s marketability are also capitalized once technological feasibility has been established. Software development costs are amortized on a straight-line basis over the estimated useful lives of the products not to exceed three years, beginning with the initial release to customers. The Company continually evaluates whether events or circumstances have occurred that indicate the remaining useful life of the capitalized software development costs should be revised or the remaining balance of such assets may not be recoverable. The Company evaluates the recoverability of capitalized software based on the net realizable value of its software products, as defined by the estimated future revenue from the products less the estimated future costs of completing and disposing of the products, compared to the unamortized capitalized costs of the products. As of September 30, 2007, management believes no revisions to the remaining useful life or additional write-downs of capitalized software development costs are required because the net realizable value of its software products exceeds the unamortized capitalized costs. Management’s estimates about future revenue and costs associated with its software products are subject to risks and uncertainties related to, among other things, market and industry conditions, technological changes, and regulatory factors. A change in estimates could result in an impairment charge related to capitalized software costs.

SYSTEMS CONSULTING ASSOCIATES, INC.
Notes to Financial Statements
September 30, 2007
Note 2 — Summary of Significant Accounting Policies, Continued
Property and Equipment
Purchased property and equipment are stated at cost. Contributed property and equipment are recorded at historical cost less accumulated depreciation. Depreciation is provided by straight line and accelerated methods over their respective estimated lives of five to seven years.
Allowance for Doubtful Accounts
The Company uses the reserve method in accounting for bad debts.
Revenue Recognition
The Company recognizes revenues in accordance with AICPA Statement of Position (SOP) 97-2, Software Revenue Recognition, as amended by SOP 98-9 (Modification of SOP 97-2, Software Revenue Recognition, With Respect to Certain Transactions). Revenue from software license agreements is recognized when persuasive evidence of an agreement exists, delivery of the software has occurred, the fee is fixed or determinable, and collectibility is probable. The Company considers fees relating to arrangements with payment terms extending beyond one year to not be fixed or determinable and revenue for these arrangements is recognized as payments become due from the customer. In software arrangements that include more than one element, the Company allocates the total arrangement fee among the elements based on the relative fair value of each of the elements.
License revenue allocated to software products generally is recognized upon delivery of the products or deferred and recognized in future periods to the extent that an arrangement includes one or more elements to be delivered at a future date and for which fair values have not been established. Revenue allocated to maintenance agreements is recognized ratably over the maintenance term and revenue allocated to training and other service elements is recognized as the services are performed.
Income Taxes
Deferred tax assets and liabilities, are reflected at currently enacted income tax rates applicable to the period in which the temporary differences or tax carryovers are expected to be realized or settled. Temporary differences in the basis of assets and liabilities for financial statement and income tax reporting arise from depreciation, amortization, patent costs and the allowance for doubtful accounts. A valuation allowance against deferred assets is provided when deemed necessary. Provision has been made for income taxes due on taxable income and for the deferred taxes on the temporary differences and tax carryovers.
Advertising Costs
Advertising costs are expensed as incurred.

SYSTEMS CONSULTING ASSOCIATES, INC.
Notes to Financial Statements
September 30, 2007
Note 2 — Summary of Significant Accounting Policies, Continued
Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Note 3 — Capitalized and Purchased Software
A summary of capitalized software costs at September 30, 2007 is as follows:

Purchased software	$242,474
Capitalized development costs	1,787,739

2,030,213
Accumulated amortization	(1,670,612)

Capitalized and purchased software (net)	$359,601

Amortization expense of capitalized software costs was $408,968 for the nine months ended September 30, 2007.
Note 4 — Retirement Plan
The Company has a 401(k) retirement plan covering substantially all employees. There were no employer matching contributions as of September 30, 2007.
Note 5 — Operating Leases
The Company conducts its operations from an office located in Eddystone, Pennsylvania. The Company has entered into an agreement to lease 5,524 square feet of office space for a 64 month period. The annual rent is $18.50 per square foot in year one and will increase $.50 per square foot annually. In addition, the Company is responsible for their pro-rata share of certain common area expenses. The lease term will begin upon substantial completion of landlord provided modifications as specified in the lease agreement which is expected to occur in late 2007. The Company is leasing space from the landlord on a month to month basis until the modifications are completed. Rent expense was $38,877 for the nine months ended September 30, 2007.
In addition, the Company leases multiple servers and office equipment. The monthly lease payments range from $113 to $913 and expire at various dates through December, 2012. Equipment rental amounted to $48,167 for the nine months ended September 30, 2007.

SYSTEMS CONSULTING ASSOCIATES, INC.
Notes to Financial Statements
September 30, 2007
Note 5 — Operating Leases, Continued
The following is a schedule by year of estimated future minimum rental payments required on lease agreements with terms in excess of one year.

Year Ended September 30,
2008	$181,691
2009	166,268
2010	132,836
2011	117,007
2012	113,807
Thereafter	38,668

$750,277

Note 6 — Income Taxes
The components of income tax expense are as follows:

Current Income Tax Expense
Federal	$110,430
State	34,416

144,843

Deferred Income Tax Benefit
Federal	(33,789)
State	(11,057)

(44,846)

Income Tax Expense	$99,997

SYSTEMS CONSULTING ASSOCIATES, INC.
Notes to Financial Statements
September 30, 2007
Note 6 — Income Taxes, Continued
Deferred income tax assets (liabilities) consist of the following:

Accounts receivable	($160,267)
Allowance for doubtful accounts	3,653
Depreciation differences	(39,570)
Capitalized and purchased software	(80,441)
Goodwill	24,217
Prepaid expenses	(3,678)
Current liabilities	98,028

Deferred Income Tax Asset (Liability)	($158,058)

Note 7 — Concentrations
The Company invests excess cash in money market accounts, which are not FDIC insured. The Company has not experienced any losses in these accounts and believes it is not exposed to significant credit risk on such deposits.
For the nine months ended September 30, 2007, four customers accounted for approximately 86% of total sales. In addition, three customers accounted for approximately 89% of total accounts receivable as of September 30, 2007.
Note 8 — Restatement of Previously Issued Financial Statements
Subsequent to the issuance of our report on the financial statements for the nine months ended September 30, 2007, dated October 23, 2007, the Company identified certain errors which resulted in the understatement of deferred revenue in the amount of $205,000 at September 30, 2007. The correction of the error resulted in an increase in current liabilities of $195,306, a decrease of long-term liabilities of $38,959, a decrease in minority interest of $82,000 and a decrease of stockholders’ equity of $74,347 in the consolidated balance sheet. In addition, the correction of the error resulted in a decrease in net sales of $205,000, a decrease in minority interest expense of $82,000, a decrease in income tax expense of $48,653 and a decrease in net income of $74,347 in the consolidated statement of income. The accompanying September 30, 2007 financial statements have been restated to correct the error.
Note 9 — Agreement of Merger
The Company entered into a plan of merger agreement dated September 21, 2007. The financial statements include professional fee expenses associated with the merger agreement of approximately $148,000. Upon the closing of this agreement, the Company will terminate.

SYSTEMS CONSULTING ASSOCIATES, INC.
Notes to Financial Statements
September 30, 2007
Note 10 — Subsequent Event
The merger agreement closed on October 1, 2007.

10